Exhibit 32.1

                      CERTIFICATION OF CEO PURSUANT TO THE
                               SARBANES-OXLEY ACT

In connection with the Quarterly Report of Finotec Group, Inc. (the "Company") on Form 10-QSB for the quarter ended July 31, 2009 as filed with the Securities and Exchange commission on the date hereof (the "Report), Didier Essemini, as Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the Best of his knowledge, that: (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: September 15, 2009


Signed:                          /s/ Didier Essemini
                                 ----------------------------
                                 Didier Essemini
                                 Chief Executive Officer